UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2013

CLEAN ENERGY FUELS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33480	33-0968580
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3020 Old Ranch Parkway, Suite 400 Seal Beach, California	90740
(Address of Principal Executive Offices)	Zip Code

(562) 493-2804

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

On April 24, 2013 (“Closing Date”), Mavrix, LLC (“Issuer”), a newly-formed special purpose vehicle subsidiary of Clean Energy Renewable Fuels, LLC (“CERF”), entered into a Note Purchase Agreement (“NPA”) with Massachusetts Mutual Life Insurance Company (“Note Purchaser”).  CERF and Issuer are subsidiaries of Clean Energy Fuels Corp. (“Clean Energy”).  Issuer owns all of the equity interests in Canton Renewables, LLC (“Canton”) and 70% of the equity interests in Dallas Clean Energy, LLC, which owns all of the equity interests in Dallas Clean Energy McCommas Bluff, LLC (“DCEMB”, and together with Canton, the “Project Companies”).  Canton owns a renewable natural gas (“RNG”) extraction and processing project at the Sauk Trail Hills Landfill in Canton, Michigan and DCEMB owns a RNG extraction and processing project at the McCommas Bluff Landfill in Dallas, Texas.

Pursuant to the NPA, on the Closing Date, Note Purchaser (i) purchased a secured multi-draw promissory note (“Note”) from Issuer in the maximum aggregate principal amount of $30,000,000 (the “Maximum Principal Amount”), and (ii) funded an initial advance of $5,000,000 under the Note.  Subject to the Issuer and the Project Companies satisfying certain conditions described in the NPA, Note Purchaser will make additional advances under the Note, up to the Maximum Principal Amount.  Issuer will use the proceeds from the sale of the Note and any advances thereunder to (x) pay any transaction costs and fees related to the NPA and the issuance of the Note and (y) make distributions to its direct and indirect parent companies.  The Issuer’s direct and indirect parent companies plan to use such distributions to finance construction of additional RNG extraction and processing projects and for working capital purposes.

The Note matures 12 years from the Closing Date and bears base interest at the rate of 12% per annum and paid in kind interest at the rate of 2.0% per annum.  The principal amount of the Note will be repaid in 28 quarterly installments commencing on June 30, 2018, provided that the NPA requires mandatory prepayment of such principal amount upon certain casualty or condemnation events, assets sales or extraordinary transactions.  In addition, the Issuer may not voluntarily repay the Note until the third anniversary of the Closing Date and, subject to the foregoing restriction, the Issuer must pay a prepayment premium if it prepays the Note prior to the ninth anniversary of the Closing Date.

The Note is secured by (i) a first priority security interest in all of Issuer’s assets and (ii) a pledge of Issuer’s outstanding equity interests.  In addition, the NPA includes various customary affirmative and negative covenants and also provides for customary events of default which, if such events occur, would permit or require the Note to become or to be declared due and payable.   In addition, the Note is non-recourse to Clean Energy.

The sale of the Note has not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Note was sold in reliance upon exemptions from registration under Section 4(2) of the Securities Act. The Note may not be offered or sold in the United States absent registration under or exemption from the Securities Act and any applicable state securities laws. Note Purchaser represented that it is an accredited investor as defined in the rules and regulations under the Securities Act and that it was acquiring the Note for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof.

The foregoing description of the NPA and the Note is a summary of the respective terms of such agreements.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet. Arrangement.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01              Other Events.

Clean Energy is providing this Item 8.01 disclosure for the purpose of supplementing, with the additional risk factor set forth below, the risk factor disclosure contained in the Company’s public filings, including those risk factors discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2012 (the “Annual Report”).  Other than the addition of the risk factor set forth below, the disclosure under the heading “Risk Factors” in the Annual Report remains applicable and unchanged as set forth therein.

An investment in the Company involves a high degree of risk of loss. You should carefully consider the risk factor set forth below and those under the heading “Risk Factors” in the Annual Report, as well as all of the other information included in the Annual Report, before you decide to purchase shares of the Company’s common stock. The occurrence of any of those risks could harm the Company’s business, which could cause the trading price of its common stock to decline. Additional risks and uncertainties not presently known to the Company or that it currently deems immaterial may also impair its operations. References to “we,” “us” or “our” in the below risk factor refer to the Company, together with its majority and wholly owned subsidiaries.

Our stock price may be volatile.

The market price of our common stock has experienced, and may continue to experience, volatility and could be subject to fluctuations in price in response to various factors, some of which are beyond our control.  In addition to the factors discussed under the heading “Risk Factors” in our Annual Report for the fiscal year ended December 31, 2012, factors that may cause volatility in our stock price include:

•                  our actual or perceived ability to capture a substantial share of the anticipated growth in the market for natural gas as a vehicle fuel;

•                  successful implementation of our business plans, including our plan to build America’s Natural Gas Highway;

•                  the development, commercial availability and market adoption of natural gas as a vehicle fuel and engines that operate on natural gas, particularly natural gas engines that are well-suited for the heavy-duty trucking market, including the Cummins-Westport 11.9 liter engine;

•                  production, sourcing and supply of LNG and RNG;

•                  changes in the worldwide prices for natural gas and for traditional vehicle fuels, such as gasoline and diesel;

•                  actual or perceived fluctuations in our operating results;

•                  sales of our common stock by us or our stockholders;

•                  a decline in demand for our common stock;

•                  the potential for oil and gas companies, natural gas utilities and others to enter the natural gas fuel market;

•                  changes in our key personnel;

•                  competitive developments;

•                  investor perception of our industry or our prospects; and

•                  changes in general economic and market conditions.

In addition, the securities markets have from time to time experienced significant price and volume fluctuations that are unrelated to the operating performance of particular companies, and in such instances, have affected the market prices of those securities.  These market fluctuations may also materially and adversely affect the market price of our common stock.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
4.9	Note dated April 25, 2013.

10.82	Note Purchase Agreement, dated April 25, 2013, between Mavrix, LLC and Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2013		Clean Energy Fuels Corp.

	By:	/s/ Richard R. Wheeler
Name: Richard R. Wheeler
Title: Chief Financial Officer